Exhibit 99.1

NEWS RELEASE
Contact: Graham Sones, VP of Investor Relations ir@kodiakgas.com (936) 755-3259

Kodiak Gas Services Announces Quarterly Dividend and
Fourth Quarter 2024 Earnings Release and Conference Call Schedule

THE WOODLANDS, TX — February 3, 2025 — Kodiak Gas Services, Inc. (NYSE: KGS), (“Kodiak” or the “Company”) today announced that its board of directors has declared a cash dividend of $0.41 per share of common stock for the fourth quarter of 2024 (the “Common Stock Dividend”). This Common Stock Dividend will be paid on February 21, 2025 to all stockholders of record as of the close of business on February 14, 2025.
In conjunction with the Common Stock Dividend, Kodiak Gas Services, LLC (“Kodiak Services”), a subsidiary of Kodiak, has declared a distribution of $0.41 per unit for the fourth quarter of 2024, which will be paid on February 21, 2025 to all unitholders of record of Kodiak Services on February 14, 2025.
Kodiak will release fourth-quarter and full year 2024 financial results on Wednesday, March 5, 2025 after the market closes. In conjunction with the release, the Company has scheduled a conference call, which will also be broadcast live over the Internet, on Thursday, March 6, 2025 at 11:00 a.m. Eastern Time (10:00 a.m. Central Time).
What: Kodiak Gas Services Fourth-Quarter 2024 Earnings Conference Call
When: Thursday, March 6, 2025 at 11:00 a.m. Eastern / 10:00 a.m. Central
How: Live via phone – By dialing 877-407-4012 and asking for the
Kodiak call at least 10 minutes prior to the start time, or
     Live over the Internet – By logging onto the web at the address below
Where: https://ir.kodiakgas.com/news-events/ir-calendar
A telephonic replay will be available through March 20, 2025 and may be accessed by dialing 877-660-6853 and using access code 13751493. A replay of the webcast will be available shortly after the call at https://ir.kodiakgas.com/news-events/ir-calendar for 180 days.
About Kodiak
Kodiak is the largest contract compression services provider in the United States, serving as a critical link in the infrastructure that enables the safe and reliable production and transportation of natural gas and oil. Headquartered in The Woodlands, Texas, Kodiak provides contract compression and related services to oil and gas producers and midstream customers in high–volume gas gathering systems, processing facilities, multi-well gas lift applications and natural gas transmission systems.
Cautionary Note Regarding Forward-Looking Statements
This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements contained herein include the amount and timing of future dividend payments. Because forward-

looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. A list and description of risks, uncertainties and other factors can be found in the Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 7, 2024 and any updates to those factors set forth in our subsequent quarterly reports on Form 10-Q or current reports on Form 8-K. Any forward-looking statement made by us in this news release is based only on information currently available to us and speaks only as of the date on which it is made. Except as may be required by applicable law, we undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise.
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